UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 10, 2004
Date of Earliest Event Reported: May 10, 2004

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands
(State or Other Jurisdiction of Incorporation)

001-15473 (Commission File Number)	98-0212376 (I.R.S. Employer Identification No.)

275 Sacramento Street
San Francisco, California 94111
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE

Item 12. Results of Operations and Financial Condition.

On May 10, 2004, OpenTV Corp. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for the quarter ended March 31, 2004.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2004

OPENTV CORP.
By:	/s/ Richard Hornstein
	Name:	Richard Hornstein
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued May 10, 2004 by the Registrant announcing financial results of OpenTV Corp. for the quarter ended March 31, 2004.